SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HEARTLAND FINANCIAL USA, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed puruant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the off setting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule, or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

                                                                                                            April 6, 2005

Dear Fellow Stockholder:

      You are cordially invited to attend the annual stockholders’ meeting of Heartland Financial USA, Inc. to be held at the Grand River Center, 500 Bell Street, Dubuque, Iowa, on Wednesday, May 18, 2005, at 6:00 p.m. The accompanying notice of annual meeting of stockholders and proxy statement discuss the business to be conducted at the meeting. A copy of our 2004 Annual Report to Stockholders is also enclosed. At the meeting, we will report on operations and the outlook for the year ahead.

   At the meeting, you will be asked to vote on a number of matters. Our compensation/nominating committee has nominated two persons to serve as Class III directors and the board of directors recommends that you vote your shares for each of the director nominees. The board of directors recommends that you vote to approve the adoption of our 2005 Long-Term Incentive Plan and our 2006 Employee Stock Purchase Plan. Finally, our audit/corporate governance committee has selected, and we recommend that you ratify the selection of, KPMG LLP to continue as our independent public accountants for the year ending December 31, 2005.

    We encourage you to attend our annual meeting in person and enjoy fellowship with other stockholders at the reception following our meeting. Whether or not you plan to attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postage‑paid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

    I look forward with pleasure to seeing you and visiting with you at the meeting.

Very best personal wishes,
/s/ Lynn B. Fuller
Lynn B. Fuller
Chairman of the Board
1398 Central Avenue · Dubuque, Iowa 52001 · (563) 589-2100

We especially ask you to join the directors and other fellow stockholders for cocktails and hors d’oeuvres following the meeting as we celebrate our successes during 2004. In order to comfortably accommodate all stockholders, we ask that you please return the enclosed reservation card. Doing so will allow us to have a nametag prepared for each attendee. This celebration will be held at our corporate headquarters located in the main bank building of Dubuque Bank and Trust, 1398 Central Avenue, Dubuque, Iowa, beginning at approximately 7:00 p.m. You need not attend the annual meeting in order to attend the celebration.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 18, 2005

TO THE STOCKHOLDERS:

            The annual meeting of stockholders of HEARTLAND FINANCIAL USA, INC. will be held at the Grand River Center, 500 Bell Street, Dubuque, Iowa, on Wednesday, May 18, 2005, at 6:00 p.m., for the purpose of considering and voting upon the following matters:

1.   to elect two Class III directors;

2.   to approve the adoption of the Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan;

3.   to approve the adoption of the Heartland Financial USA, Inc. 2006 Employee Stock Purchase Plan;

4.   to ratify the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2005; and

5.   to transact such other business as may properly be brought before the meeting or any adjournments or postponements of the meeting.

    The board of directors is not aware of any other business to come before the meeting. Stockholders of record at the close of business on March 21, 2005, are the stockholders entitled to vote at the meeting and any adjournments or postponements of the meeting. In the event there are an insufficient number of votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies.

By order of the Board of Directors
/s/ Lois K. Pearce
Lois K. Pearce
Secretary

Dubuque, Iowa

April 6, 2005

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                             PROXY STATEMENT

            This proxy statement is furnished in connection with the solicitation by the board of directors of Heartland Financial USA, Inc. of proxies to be voted at the annual meeting of stockholders to be held at the Grand River Center located at 500 Bell Street, Dubuque, Iowa, on Wednesday, May 18, 2005, at 6:00 p.m. local time, or at any adjournments or postponements of the meeting. We first mailed this proxy statement on or about April 6, 2005.

            Heartland Financial USA, Inc., a Delaware corporation, is a diversified financial services holding company headquartered in Dubuque, Iowa. We offer full-service community banking through eight banking subsidiaries with a total of 47 banking locations in Iowa, Illinois, Wisconsin, New Mexico, Arizona and Montana. In addition, we have separate subsidiaries in the consumer finance, vehicle leasing/fleet management, insurance agency and investment banking businesses. Our primary strategy is to balance our focus on increasing profitability with asset growth and diversification through acquisitions, de novo bank formations, branch openings and expansion into non-bank subsidiary activities.

             The following information regarding the meeting and the voting process is presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

            You are receiving a proxy statement and proxy card from us because on March 21, 2005, you owned shares of our common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to be voted upon to assist you in making an informed decision.

            When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

            If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

            You are being asked to vote on the election of two Class III directors of Heartland for a term expiring in 2008, to approve the adoption of our 2005 Long-Term Incentive Plan, to approve the adoption of our 2006 Employee Stock Purchase Plan and to ratify the selection of KPMG LLP to continue as our independent public accountants for the fiscal year ending December 31, 2005. These matters are more fully described in this proxy statement.

How do I vote?

            You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

            If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement, “for” adoption of our 2005 Long-Term Incentive Plan, “for” the adoption of our 2006 Employee Stock Purchase Plan and “for” the ratification of our auditors.

            If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as “street name”), you will need to arrange to obtain a separate proxy from your broker in order to vote in person at the meeting.

What does it mean if I receive more than one proxy card?

            It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with brokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

            If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker’s responsibility to vote your shares for you in the manner you direct.

            Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, but cannot vote on non-routine matters, such as an amendment to the certificate of incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non‑vote” and will affect the outcome of the voting as described below, under “How many votes are needed for approval of each proposal?” Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on all matters to be brought before the meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the meeting.

What if I change my mind after I return my proxy?

            If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date and returning that proxy to Ms. Lois K. Pearce, Secretary, Heartland Financial USA, Inc., 1398 Central Avenue, Dubuque, Iowa 52001;
•	sending notice to us that you are revoking your proxy; or
•	voting in person at the meeting.

            If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

            A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

            Shares are counted as present at the meeting if the stockholder either:

•	is present and votes in person at the meeting;
•	has properly submitted a signed proxy card or other proxy.

            On March 21, 2005, the record date, there were 16,494,482 shares of common stock issued and outstanding. Therefore, at least 8,247,242 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

            The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than two nominees. The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

            You may vote “for” or “withhold authority to vote for” each nominee for director. You may vote “for,” “against” or “abstain” on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

            Generally, you are entitled to cast one vote for each share of stock you owned on the record date.

How many votes are needed for each proposal?

            The two individuals receiving the highest number of votes cast “for” their election will be elected as directors of Heartland. All other matters, including the adoption of our 2005 Long-Term Incentive Plan, the adoption of our 2006 Employee Stock Purchase Plan and the ratification of our auditors, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote.

Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter. So long as a quorum is present, broker non-votes will have no effect on the outcome of the matters to be taken up at the meeting.

Where do I find the voting results of the meeting?

            We will announce voting results at the meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2005.

Who bears the cost of soliciting proxies?

            We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors and employees of Heartland or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

ELECTION OF DIRECTORS

            At the annual meeting to be held on May 18, 2005, you will be entitled to elect two Class III directors for terms expiring in 2008. The board of directors is divided into three classes of directors having staggered terms of three years. Each of the nominees for election as a Class III director is an incumbent director. We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees become unavailable for election, the holders of proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.

            Set forth below is information concerning the nominees for election and for the other directors whose terms of office will continue after the meeting, including the age, year first elected a director and business experience of each during the previous five years. The nominees for Class III directors, if elected at the annual meeting, will serve for a three-year term expiring in 2008. The board of directors recommends that you vote your shares FOR each of the nominees.

NOMINEES

Name (Age)	Served as Heartland Financial USA, Inc. Director Since	Positions with Heartland Financial USA, Inc. and its Subsidiaries and Principal Occupation
CLASS III (Term Expires 2008)
James F. Conlan (Age 41)	2000

Director of Dubuque Bank and Trust; Director (2001-present) of Citizens Finance; Attorney at Law, Partner and Vice Chairman of Firm-wide Corporate Reorganization Practice (2002-present) of Sidley Austin Brown & Wood LLP

Thomas L. Flynn (Age 49)	2002

Vice Chairman of the Board (2003-present) of Heartland; Director of Dubuque Bank and Trust; Director (2002-present) of Citizens Finance; Iowa State Senator (1994-2002); President, Chief Executive Officer and Chief Financial Officer of Flynn Ready-Mix Concrete

CONTINUING DIRECTORS

Name (Age)	Served as Heartland Financial USA, Inc. Director Since	Positions with Heartland Financial USA, Inc. and its Subsidiaries and Principal Occupation
CLASS I (Term Expires 2006)
Lynn B. Fuller (Age 55)	1987

Chairman of the Board, President and Chief Executive Officer of Heartland; Vice Chairman of the Board of Dubuque Bank and Trust; Director (1992-2004) and Vice Chairman of the Board (2001-2004) of Galena State Bank; Director (1994-2004) and Vice Chairman of the Board (2001-2004) of First Community Bank; Director (1995-2004) and Vice Chairman of the Board (2001-2004) of Riverside Community Bank; Director of Wisconsin Community Bank and New Mexico Bank & Trust; Director (2003-present) of Arizona Bank & Trust; Director (2004-present) of Rocky Mountain Bank; Chairman of the Board (2004-present), Director and President of Citizens Finance; Chairman of the Board of ULTEA; Chairman of the Board (2003-present) of HTLF Capital Corp.

John W. Cox, Jr. (Age 57)	2003	Director of Galena State Bank; Attorney at Law, Partner of Cox & Ward, P.C.
CLASS II (Term Expires 2007)
Mark C. Falb (Age 57)	1995

Vice Chairman of the Board (2001-present) of Heartland; Chairman (2001-present) and Director of Dubuque Bank and Trust; Director of Citizens Finance; Chairman of the Board and Chief Executive Officer of Westmark Enterprises, Inc. and Kendall/Hunt Publishing Company

John K. Schmidt (Age 45)	2001

Chief Operating Officer (2004-present), Executive Vice President and Chief Financial Officer of Heartland; Director, Vice Chairman of the Board (2004-present), President (2000-2004) and Chief Executive Officer (2000-2004) of Dubuque Bank & Trust; Vice Chairman of the Board (2004-present) of Galena State Bank, Riverside Community Bank and First Community; Director (2003-present) and Treasurer of Citizens Finance; Treasurer of ULTEA, Inc.

Ronald A. Larson (Age 57)	2004	Chairman of the Board (2003-present) of Arizona Bank & Trust; Managing Partner (2000-present) of Larson Group LC; CEO and Managing Member (1996-2000) of Falcon Capital LLC

            James F. Conlan.  Mr. Conlan is a graduate of the University of Iowa College of Law, receiving his JD with Honors in 1988. Upon graduation, Mr. Conlan joined the international law firm of Sidley Austin Brown & Wood LLP, where he became a partner in 1996.

            John W. Cox, Jr.  Mr. Cox is a graduate of John Marshall Law School of Chicago, receiving his JD (cum laude) in 1975. Mr. Cox is a partner in the law firm of Cox and Ward, P.C., in Galena, Illinois, and a former Member of the U.S. House of Representatives from Illinois’ 16th District. During his term in the U.S. Congress, Mr. Cox served on the House Banking and Finance Committees. Mr. Cox also served as State’s Attorney for Jo Daviess County, Illinois and as City Attorney of Galena.

            Mark C. Falb.  Mr. Falb is a graduate of the University of Iowa and a Certified Public Accountant. Mr. Falb was employed in an executive role with the Wm. C. Brown Company Publishers for nearly 20 years until a majority of the company was sold in 1992. He continues to serve as chief executive officer of the remaining divisions of the company, which are primarily involved in real estate ventures and textbook publishing.

            Thomas L. Flynn.  Mr. Flynn obtained a BA degree in accounting and finance from Loras College and an MBA Degree from the University of Dubuque. Mr. Flynn was elected to the Iowa State Senate in 1994, where he served two full terms. During his terms he served on various committees, including the Senate Appropriations Committee; Administration and Regulation Budget Subcommittee; Commerce, Ways and Means Committee; and the Small Business, Economic Development & Tourism Committee. Mr. Flynn is the owner of a concrete and construction materials firm with locations in Iowa, Illinois and Wisconsin. He has also served for many years as an adjunct faculty member in the business department at Clarke College in Dubuque, Iowa.

            Lynn B. Fuller.  Mr. Fuller graduated from the University of Dubuque and obtained an MBA from the University of Iowa. He joined Dubuque Bank and Trust in 1971 and remained with the bank until 1976 when he entered an officer-training program at First National Bank of St. Paul. He has held various executive positions within the bank and with Heartland since his return in 1978.

            Ronald A. Larson.  Mr. Larson graduated from Minnesota State University, the Stonier Graduate School of Banking at Rutgers University and the National Commercial Lending Graduate School at the University of Oklahoma. Mr. Larson is the founder of Larson Group L.C. of Scottsdale, Arizona. He is a founding investor and director of Heartland member bank, Arizona Bank & Trust, in Chandler, Arizona.

            John K. Schmidt.  Mr. Schmidt is a graduate of the University of Northern Iowa and a Certified Public Accountant. Before joining Dubuque Bank and Trust in 1984, Mr. Schmidt was employed by the Office of the Comptroller of the Currency and Peat Marwick Mitchell, currently known as KPMG, in Des Moines, Iowa. He has held various executive positions within the bank.

            All of our directors will hold office for the terms indicated, or until their respective successors are duly elected and qualified. There are no arrangements or understandings between Heartland and any other person pursuant to which any of our directors have been selected for their respective positions. With the exception of Mr. Conlan, who is the brother-in-law of Mr. Fuller, no member of the board of directors is related to any other member of the board of directors.

                 CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

            There are currently seven members of the board of directors of Heartland. Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of Heartland, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held on a quarterly basis, special meetings held from time to time and through committee membership, which is discussed below. Our directors also discuss business and other matters with Mr. Fuller, our chief executive officer, other key executives and our principal external advisers (legal counsel, auditors and other consultants).

            With the exception of Messrs. Fuller, Schmidt and Conlan, our current directors are “independent” as defined by the rules of the Nasdaq Stock Market, Inc. and the rules and regulations of the Securities and Exchange Commission. The board of directors has established an audit/corporate governance committee and a compensation/nominating committee. The four “independent” directors, Cox, Falb, Flynn and Larson, serve on both the audit/corporate governance and the compensation/nominating committees. Mr. Falb, who is chairman of these two committees, has not been formally designated as a “lead” independent director, but he acts in such a capacity due to his positions as chairman.

            During 2004, the board of directors held four regular meetings and six special meetings. All directors during their terms of office in 2004 attended at least 75% of the total number of meetings of the board and of meetings held by all committees of the board on which any such director served.

Executive Sessions

            Consistent with the Nasdaq listing requirements, the independent directors regularly have the opportunity to meet without Messrs. Fuller, Schmidt and Conlan in attendance.

Policy On Director Attendance at Annual Meetings

It is Heartland’s policy that all directors be in attendance at annual meetings unless excused by the chairman of the board. Last year all of our directors attended the annual meeting.

Audit/Corporate Governance Committee

            Currently, the members of the audit/corporate governance committee are directors Falb, Cox, Flynn and Larson. The board of directors has determined that each member of the audit/corporate governance committee qualifies as and should be named as an “audit committee financial expert”, as set forth in the rules and regulations of the Securities and Exchange Commission. The board based this decision on the experience of each of the committee members as executive officers of other companies and other relevant experience using and analyzing financial statements, as well as their education or experience with accounting issues. During 2004, all members of the audit/corporate governance committee were “independent” according to listing standards set forth by Nasdaq and the rules and regulations of the Securities and Exchange Commission.

      The audit/corporate governance committee charter can be found under the investor relations section of our website, www.htlf.com. The primary duties and functions of the audit/corporate governance committee are to:

•	monitor the integrity of the financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;
•	retain, oversee, review and terminate our independent auditors and pre-approve all services performed by the independent accountants;
•	provide an avenue of communication among the independent accountants, management, the internal audit function and the board of directors;
•	encourage adherence to, and continuous improvement of, our policies, procedures and practices at all levels;
•	review areas of potential significant financial risk; and
•	monitor compliance with legal and regulatory requirements and establish appropriate corporate governance policies for Heartland.

            The audit/corporate governance committee’s duties and functions are set forth in more detail in its charter.

      Mr. Falb has served as chairman of the audit/corporate governance committee since May of 2001. During 2004, the audit/corporate governance committee met four times. To promote independence of the audit function, the audit/corporate governance committee consults both separately and jointly with the independent auditors, the internal auditors and management.

Compensation/Nominating Committee

            The compensation/nominating committee currently consists of directors Falb, Cox, Flynn and Larson. Each of these members is considered “independent” as such term is defined by Nasdaq listing requirements, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, and a “non employee” director under Section 16 of the Securities Exchange Act of 1934.

            The charter of the compensation/nominating committee can be found under the investor relations section of our website, www.htlf.com. The primary duties and functions of the compensation/nominating committee are to:

•	discharge the responsibilities of the board of directors relating to the compensation of our executive officers;
•	evaluate and make recommendations to the board of directors relating to the compensation of individuals serving as directors;
•	direct the creation of and approve an annual report on executive compensation for inclusion in our proxy statement in accordance with all applicable rules and regulations; and
•	identify individuals qualified to become members of the board of directors and select such individuals as director nominees for the next annual meeting of stockholders.

            The compensation/nominating committee’s duties and functions are set forth in more detail in its charter.

            Mr. Falb has served as chairman of the compensation/nominating committee since April of 2001. During 2004, the compensation/nominating committee met five times.

Director Nominations and Qualifications

In carrying out its nominating function, the compensation/nominating committee evaluates all potential nominees for election, including incumbent directors, board nominees and stockholder nominees, in the same manner, although it is not currently seeking out candidates to serve on the board and we did not receive any stockholder nominations for the 2005 annual meeting. Generally, the committee believes that, at a minimum, directors should possess certain qualities, including the highest personal and professional ethics, integrity and values, a sufficient educational and professional background, exemplary management and communications skills, demonstrated leadership skills, sound judgment in his or her professional and personal life, a strong sense of service to the communities which we serve and an ability to meet the standards and duties set forth in our code of conduct. Additionally, no nominee can be eligible for election or re‑election as a director if at the time of such election such person is 70 or more years of age, and each nominee must be willing to devote sufficient time to carrying out his or her board duties and responsibilities effectively.

The committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and whether they are “independent” in accordance with Nasdaq requirements (to ensure that at least a majority of the directors will, at all times, be independent). The committee has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third party firm or professional for the purpose of identifying candidates.

Stockholder Communications with the Board, Nomination and Proposal Procedures

General Communications with the Board. As set forth on our website, www.htlf.com, our board of directors can be contacted through Heartland’s corporate headquarters at 1398 Central Avenue, P.O. Box 778, Dubuque, Iowa 52004-0778, Attn: Lois K. Pearce, or by telephone at Heartland’s administrative offices, at 563-589-2100. Each communication will be forwarded to the board or the specific directors identified in the communication as soon as reasonably possible.

Nominations of Directors.  In order for a stockholder nominee to be considered by the compensation/nominating committee to be its nominee and included in our proxy statement, the nominating stockholder must file a written notice of the proposed director nomination with our corporate secretary, at the above address, at least 120 days prior to the anniversary of the date the previous year’s proxy statement was mailed to stockholders. Nominations must include the full name and address of the proposed nominee and a brief description of the proposed nominee’s business experience for at least the previous five years. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The committee may request additional information in order to make a determination as to whether to nominate the person for director.

In accordance with our bylaws, a stockholder may otherwise nominate a director for election at an annual meeting of stockholders by delivering written notice of the nomination to our corporate secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting. The stockholder’s notice of intention to nominate a director must include (i) the name and address of record of the stockholder who intends to make the nomination; (ii) a representation that the stockholder is a holder of record of shares of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses, and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or person) pursuant to which the nomination or nominations are to be made by the stockholder; (v) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, as then in effect; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals.  To be considered for inclusion in our proxy statement and form of proxy for our 2006 annual meeting of stockholders, stockholder proposals must be received by our corporate secretary, at the above address, no later than December 8, 2005, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations.

For proposals to be otherwise brought by a stockholder and voted upon at an annual meeting, the stockholder must file written notice of the proposal to our corporate secretary not less than 30 or more than 75 days prior to the scheduled date of the annual meeting.

Code of Business Conduct and Ethics

We have a code of business conduct and ethics in place that applies to all of our directors and employees. The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our chief executive officer and chief financial officer. The code is posted on our website, www.htlf.com. We intend to satisfy the disclosure requirements under Item 10 of Form 8-K regarding any amendment to or waiver of the code with respect to our chief executive officer and chief financial officer, and persons performing similar functions, by posting such information on our website.

Director Fees

For 2004, each of our directors was paid a fee of $600 for each board meeting attended and $400 for each committee meeting attended, except for Messrs. Fuller and Schmidt who, as executive officers, do not receive any fees for their services as directors. For 2005, the board meeting fee will be $800 and the committee meeting fee will be $500. Additionally, the director acting as chairman of a board meeting or committee meeting will be paid an additional $250. Heartland directors that serve on the boards of its subsidiaries receive the same fees as the other directors of the subsidiaries. Messrs. Fuller and Schmidt, to the extent they also serve as directors of a Heartland subsidiary, do not receive any fees for board service.

Non-employee directors are also eligible to receive incentive stock awards under the 2003 Stock Option Plan. No awards were granted to non-employee directors during 2004. Beginning in 2005, we may begin granting at least $6,000 of stock annually to each of our non-employee directors in addition to the board fees described above.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                               AND MANAGEMENT

            The following table sets forth certain information with respect to the beneficial ownership of our common stock at March 21, 2005, by each person known by us to be the beneficial owner of more than 5% of the outstanding common stock, by each director or nominee, by each executive officer named in the summary compensation table and by all directors and executive officers of Heartland as a group. The address of each 5% stockholder is 1398 Central Avenue, Dubuque, Iowa 52001.

Name of Individual and Number of Persons in Group	Amount and Nature of BeneficialOwnership (1)	Percent of Class

5% Stockholders and Directors
Dubuque Bank and Trust Company	2,648,890 (2)	16.1%
Lynn S. Fuller	1,376,024 (3)	8.3%
Heartland Partnership, L.P.	834,000 (4)	5.1%
James F. Conlan	79,565 (5)	*
John W. Cox, Jr.	19,660 (6)	*
Mark C. Falb	94,767 (7)	*
Thomas L. Flynn	25,734 (8)	*
Lynn B. Fuller	653,680 (9)	4.0%
Ronald A. Larson	500	*
John K. Schmidt	204,467 (10)	1.2%

Other Executive Officers

Kenneth J. Erickson	211,079 (11)	1.3%
Edward H. Everts	174,107 (12)	1.1%
Douglas J. Horstmann	187,333 (13)	1.1%
All directors and executive officers as a group (12 persons)	1,830,771	11.1%

*      Less than one percent

                (1)            The information contained in this column is based upon information furnished to Heartland by the persons named above and the members of the designated group. Amounts reported include shares held directly as well as shares which are held in retirement accounts and shares held by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Also included are shares obtainable through the exercise of options within 60 days of the date of the information presented in this table in the following amounts: Mr. Lynn B. Fuller – 7,750 shares; Mr. Schmidt – 77,250 shares; Mr. Erickson –86,250 shares; Mr. Horstmann – 75,500 shares; Mr. Everts – 96,250 shares and all directors and executive officers as a group – 352,000 shares. The nature of beneficial ownership for shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

                (2)            Includes 382,483 shares over which Dubuque Bank and Trust, Heartland’s lead bank subsidiary, has sole voting and investment power and 170,982 shares over which Dubuque Bank and Trust has shared voting or investment power.

                (3)            Includes shares held by the Heartland Partnership, L.P., over which Mr. Fuller has sole voting and investment power, as well as 62,270 shares held by a trust for which Mr. Fuller’s spouse is a trustee and 123,078 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power.

                (4)            Mr. Lynn S. Fuller, a former director of Heartland and a stockholder of more than 5% of the outstanding shares, is the general partner of Heartland Partnership, L.P., and in such capacity exercises sole voting and investment power over such shares.

                (5)            Includes 35,750 shares held by a trust for which Mr. Conlan’s spouse is trustee and 21,000 shares held by the Heartland Partnership, L.P., over which Mr. Conlan has no voting or investment power but in which Mr. Conlan’s spouse does have a beneficial interest.

                (6)            Includes 14,540 shares held by John W. Cox Jr. Inc., of which Mr. Cox is a controlling stockholder and 4,085 shares held by McJoyce, Inc. of which Mr. Cox is a controlling stockholder.

                (7)            Includes 68,856 shares held by Mr. Falb’s spouse, as trustee, over which Mr. Falb has no voting or investment power.

                (8)            Includes 2,413 shares held by Mr. Flynn’s spouse in an individual retirement account, over which Mr. Flynn has no voting or investment power.

                (9)            Includes an aggregate of 8,186 shares held by Mr. Fuller’s spouse and minor children and 116,772 shares held in a trust for which Mr. Fuller serves as co-trustee, over which Mr. Fuller has shared voting and investment power. Includes 21,000 shares held by the Heartland Partnership, L.P., over which Mr. Fuller has no voting or investment power but in which Mr. Fuller does have a beneficial interest.

                (10)          Includes an aggregate of 22,912 shares held by Mr. Schmidt’s spouse and minor children and 1,549 shares held by Mr. Schmidt jointly with his spouse, over which Mr. Schmidt has shared voting and investment power.

                (11)          Includes 69,875 shares held by Mr. Erickson’s spouse.

                (12)          Includes 217 shares held by Mr. Everts’s adult son, over which Mr. Everts has no voting and investment power, and 300 shares held by Mr. Everts’s spouse under a 401(k) plan, over which Mr. Everts has no voting and investment power.

                (13)          Includes 27,000 shares held by Mr. Horstmann’s spouse, over which Mr. Horstmann has shared voting and investment power.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that our directors, executive officers and 10% stockholders file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of such forms, we are not aware that any of our directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during 2004, except Mr. Conlan failed to timely file a Form 4 upon the acquisition of shares by his spouse in March of 2004.

                        EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or granted to our chief executive officer and to each of the other four most highly compensated executive officers of Heartland or our subsidiaries for the fiscal year ended December 31, 2004:

SUMMARY COMPENSATION TABLE
		Annual Compensation		Long Term Compensation Awards
(a) Name and Principal Position	(b) Fiscal Year Ended December 31	(c) Salary(1)	(d) Bonus(2)	(f) Restricted Stock Awards	(g) Securities Underlying Options/ SARs	(h) All Other Compensation(3)
Lynn B. Fuller President and Chief Executive Officer of Heartland	2004 2003 2002	$ 263,375 245,000 235,000	$ 195,000 165,000 159,484	$ --- --- ---	15,000 15,000 8,250	$ 27,613 26,920 27,700
John K. Schmidt Executive Vice President, Chief Operating Officer & Chief Financial Officer of Heartland	2004 2003 2002	$ 194,250 185,000 175,000	$ 100,000 84,500 78,310	$ --- --- ---	10,000 10,500 3,750	$ 27,968 27,075 27,085
Kenneth J. Erickson Executive Vice President of Heartland	2004 2003 2002	$ 157,500 150,000 140,000	$ 70,000 54,800 52,834	$ --- --- ---	4,000 6,000 2,250	$ 24,957 24,314 22,919
Douglas J. Horstmann Senior Vice President of Heartland	2004 2003 2002	$ 138,124 123,000 119,000	$ 45,000 44,400 45,224	$ --- --- ---	3,000 4,500 1,500	$ 22,824 20,496 19,059
Edward H. Everts Senior Vice President of Heartland	2004 2003 2002	$ 119,000 115,000 110,000	$ 50,000 40,100 38,457	$ --- --- ---	3,000 4,500 2,250	$ 19,411 18,692 17,983

                 (1)           Includes amounts deferred under our retirement plan.

                 (2)           The amounts shown represent amounts received under our management incentive compensation plan.

                (3)           The amounts shown represent amounts contributed on behalf of the respective officer to our retirement plan and the allocable portion of the premium paid for life insurance under our executive death benefit program. For Mr. Fuller, the amounts shown include an automobile allowance of $2,131 for 2004, $2,131 for 2003 and $2,131 for 2002. For Mr. Schmidt, the amounts shown include an automobile allowance of $3,100 for 2004, $2,849 for 2003 and $2,014 for 2002. For Mr. Horstmann, the amounts shown include an automobile allowance of $534 for 2004. For 2004, 2003 and 2002, the amount contributed for each officer under our retirement plan was $24,621, $24,020 and $24,886 for Mr. Fuller, $24,621, $24,020 and $24,886 for Mr. Schmidt, $24,621, $24,020 and $22,661 for Mr. Erickson, $21,985, $20,209 and $18,807 for Mr. Horstmann and $19,111, $18,430 and $17,753 for Mr. Everts.

Stock Option Information

            The following table sets forth certain information concerning the number and value of stock options granted in the last fiscal year to the individuals named in the summary compensation table:

OPTION GRANTS IN LAST FISCAL YEAR
Individual Grants
(a) Name	(b) Options Granted	(c) % of Total Options Granted to Employees in Fiscal Year	(d) Exercise or Base Price ($/Share)	(e) Expiration Date	(f) Grant Date Present Value(2)(3)
Lynn B. Fuller(1)	15,000	15.4%	$19.48	1/20/14	$85,200
John K. Schmidt	10,000	10.3%	$19.48	1//20/14	$56,800
Kenneth J. Erickson	4,000	4.1%	$19.48	1/20/14	$22,720
Douglas J. Horstmann	3,000	3.1%	$19.48	1/20/14	$17,040
Edward H. Everts	3,000	3.1%	$19.48	1/20/14	$17,040

                (1)            Options become exercisable in three equal portions on the day after the third, fourth and fifth anniversaries of the January 20, 2004, date of grant.

                (2)            The Black-Scholes valuation model was used to determine the grant date present values. Significant assumptions include: risk-free interest rate, 4.13%; expected option life, 10 years; expected volatility, 20.67%; expected dividends, 1.66%.

                (3)            The ultimate value of the options will depend on the future market price of our common stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an executive may realize upon the exercise of an option will depend on the excess of the market value of our common stock, on the date the option is exercised, over the exercise price of the option.

                The following table sets forth information concerning the stock options at December 31, 2004, held by the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
(a) Name	(b) Shares Acquired on Exercise(1)	(c) Value Realized	(d) Number of Securities Underlying Unexercised Options/SARs at FY-end Exercisable Unexercisable		(e) Value of Unexercised In-the-Money Options/SARs at FY-end Exercisable Unexercisable
Lynn B. Fuller	36,000	$252,000	14,000	52,750	$ 130,190	$ 377,703
John K. Schmidt	8,000	$106,320	73,000	33,250	$ 718,100	$ 228,518
Kenneth J. Erickson	10,000	$131,100	84,000	15,750	$ 920,150	$ 112,633
Douglas J. Horstmann	10,000	$154,300	74,000	12,000	$ 839,050	$ 87,060
Edward H. Everts	-	$ -	94,000	13,250	$1,063,750	$ 99,598

                (1)            In January of 2005, Mr. Fuller acquired 13,500 shares of the shares underlying exercisable options.

Change of Control Agreements

            The change in control agreements discussed in our 2004 proxy expired on December 31, 2004.  The compensation/nominating committee anticipates that Heartland will enter into new change of control agreements with the listed officers during 2005. The new agreements will take into consideration the changes in the various elements of the executives' compensation discussed herein. The change of control agreements, in conjunction with all other elements of compensation paid to the listed officers, will be consistent with the overall compensation philosophy of this committee.

Compensation/Nominating Committee Report on Executive Compensation

            The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

            General.  During 2004, the compensation/nominating committee was comprised of directors Falb, Cox, Flynn and Larson, each of whom is expected to serve on the committee through 2005. Each of the members is considered “independent” by the board according to the Nasdaq listing requirements, an “outside” director pursuant to Section 162(m) of the Internal Revenue Code and a “non-employee” director pursuant to Section 16 of the Securities Exchange Act of 1934. The committee administers our compensation program, which includes determining the aggregate compensation to be paid to Mr. Fuller, our chief executive officer. In addition, the committee reviews and recommends to the full board the compensation for our other executive officers. The committee also administers our stock and long-term incentive plans and meets either independently or in conjunction with our full board of directors to grant awards to eligible individuals in accordance with the terms of the plans.

            Compensation Overview.  Our executive compensation policies are intended to support the achievement of Heartland’s strategic business goals and the creation of value for our stockholders. Key objectives of our executive compensation program are to:

•	link executive compensation to company and individual performance,
•	align the interests of executives with our stockholders through opportunities for increased ownership of Heartland,
•	attract and retain executives and other key employees of Heartland through competitive compensation opportunities, and
•	motivate such employees to further the long-term goals of Heartland.

            In determining appropriate levels of executive and director compensation, the compensation/nominating committee has at its disposal independent reference information regarding compensation ranges and levels for executive and director positions in comparable companies, including public information for regional bank peer companies and published information from various nationally recognized compensation surveys. The comparison companies in our peer group are also included in the Nasdaq Bank Index used in preparation of the Performance Graph, except to the extent they are not listed on Nasdaq. Frederic W. Cook & Co., Inc. has been engaged to serve as an independent executive and director compensation advisor to the compensation/nominating committee. Key areas of service include providing market data on executive and director compensation pay levels and practices, developing executive and director compensation recommendations intended to support the committee’s objectives and keeping the committee abreast of technical and regulatory developments related to executive and director compensation.

            The three major components of executive officer compensation are base salary, annual incentive awards and long-term incentive awards. The process utilized by the committee in determining executive officer compensation levels for all of these components is based upon the committee’s subjective judgment and takes into account both qualitative and quantitative factors. No specific weights are assigned to such factors with respect to any compensation component. In reviewing and establishing an executive’s compensation, the committee considers and evaluates all components of the executive officer’s total compensation package. This involves reviewing the executive’s salary, bonus, incentive stock awards, perquisites, participation in our 401(k) plan, payments due upon retirement or a change of control, if any, and all other payments and awards that the executive officer earns. Among the factors considered by the committee are the recommendations of the chief executive officer with respect to the compensation of our other key executive officers. However, the committee makes the final compensation decisions concerning such officers.

            The compensation of executive officers during 2004 was based upon a number of factors, including:

•	our overall compensation program philosophy;
•	the individual’s performance, experience, expertise and length of service with our organization;
•	progress toward our annual and long-term performance objectives; and
•	compensation of officers with similar duties and responsibilities at comparable organizations.

Components of Compensation.

            Salary.  The compensation/nominating committee reviews each executive’s base salary on an annual basis. The committee believes that the base salaries should offer security to each executive and allow us to attract qualified executives and maintain a stable management team and operating environment. The committee targets base salaries of executive officers at levels generally comparable with, but slightly below, those of similar positions within the marketplace, taking into consideration the executive’s current market position and market salary movements generally. Additionally, base salaries are determined by examining, among other things, an executive’s level of responsibility, prior experience, breadth of knowledge, span of control, and performance against internal performance objectives. The committee may also consider Heartland’s performance and financial condition, as well as other payments and awards that the executive may receive in determining salaries. All of the factors described herein are considered on a subjective basis in the aggregate, and none of the factors is accorded a specific weight. When establishing the salary of executives other than his own, Mr. Fuller participated and made recommendations to the committee.

            Bonus.  Annual performance incentives are provided to executives through cash bonuses based on the achievement of established performance goals. Bonus payments are primarily related to Heartland’s financial performance, as measured by return on equity and growth in core deposits. Other financial factors including, but not limited to, earnings per share growth, return on assets, asset growth, loan loss reserves, and asset quality, are also considered by the committee, along with various non-financial factors.  Individual performance criteria are also considered by the committee in determining bonuses.  Bonus opportunities are targeted at levels generally comparable to, but slightly above, those of similar positions within the marketplace. In conjunction with the targeting of base salaries slightly below market levels, this weighting is intended to reinforce Heartland’s pay-for-performance philosophy.

            Stock Ownership; Long-Term Incentive Awards.  The board and the compensation/nominating committee believe in employee ownership of our common stock. A variety of stock incentives have been used by Heartland, including the 2003 Stock Option Plan and the Employee Stock Purchase Plan. In addition, the proposed 2005 Long-Term Incentive Plan and 2006 Employee Stock Purchase Plan are being presented for stockholder approval at the 2005 Annual Meeting (see pages 23 and 32 of this proxy statement for more detail). The primary purpose of these long-term incentive plans is to enhance our long-term financial performance by further aligning the interests of participating employees with our stockholders through opportunities for increased employee ownership of Heartland, thereby creating an incentive to create long-term value for stockholders.

            Stock options are awarded annually to executives and other key employees. Stock options may be exercised subject to continued service over a multi-year vesting period at a price generally equal to the stock price at the date of grant. In determining stock option awards for executives, the Committee considers the executive’s level of responsibility, ability to influence long-term performance, individual performance and contribution, and level of prior stock option awards, as well as the Company’s financial performance. During 2004, the committee recommended, and the board of directors approved, the granting of options for a total of 97,250 shares to 71 employees. Options granted to Mr. Fuller and the other named executive officers in 2004 are shown in the tables above.

            Starting in 2005, performance shares will be granted to executive officers in addition to stock options. Performance shares, as authorized under the proposed 2005 Long-Term Incentive Plan, are restricted stock grants that may be fully earned by continued service and achievement of long-term performance goals. Stock ownership guidelines have also been adopted for executives to reinforce our core philosophy of employee stock ownership.

Chief Executive Officer’s Compensation.  The committee establishes Mr. Fuller’s compensation consistent with the policies and considerations described above. Mr. Fuller’s compensation for 2004 reflects the committee’s satisfaction with Heartland’s overall financial performance, including its continued growth and profitability, as well as Mr. Fuller’s leadership and personal performance as chief executive officer. In addition to these factors, the Committee also considered Mr. Fuller’s previous years’ salaries and the salary levels of chief executive officers of comparable financial institutions in setting his base salary at $263,375 for 2004. His bonus of $195,000 was awarded based on the committee’s evaluation of Heartland’s financial performance in regard to, among other factors, return on equity and growth in core deposits, his individual performance, and bonus and annual compensation (salary plus bonus) levels of chief executive officers at comparable institutions. We awarded 15,000 stock options to Mr. Fuller in 2004, which was the same number of stock options he received in 2003. He also received $27,613 in other compensation, as reported in the summary compensation table of page 15.

Compliance with Section 162(m) of the Internal Revenue Code of 1986.  Section 162(m) of the Internal Revenue Code limits the deductibility of annual compensation in excess of $1 million paid to the our chief executive officer and any of the four other highest-paid officers, to the extent they are listed officers on the last day of any given tax year. Compensation is exempt from this limit, however, if it qualifies as “performance-based compensation.” Performance-based compensation generally includes only payments that are contingent on achievement of performance objectives, and excludes fixed or guaranteed payments. We believe performance-based compensation is an important tool to provide incentive to senior executives, matching their compensation levels to our performance.

The committee also believes that appropriate actions have been taken to preserve the deductibility of compensation of executives. Although we will consider deductibility under Section 162(m) with respect to the compensation arrangements for executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since our objectives may not always be consistent with the requirements for full deductibility, we may enter into compensation arrangements under which payments would not be deductible under Section 162(m) when we believe that such arrangements are in the best interest of the Company and its stockholders.

Conclusion.  The compensation/nominating committee believes the executive compensation policies and programs described above effectively serve the interests of shareholders and Heartland. The committee believes these policies motivate executives to contribute to our overall future success, thereby enhancing the value of Heartland for the benefit of all shareholders.

Respectfully,

Mark C. Falb, John W. Cox, Jr., Thomas L. Flynn, Ronald A. Larson

Compensation/Nominating Committee Interlocks and Insider Participation in Compensation Decisions

            During the last completed fiscal year, at the invitation of the compensation/nominating committee, in addition to each of the members of the committee, Messrs. Fuller, Schmidt and Conlan also participated in committee deliberations concerning executive compensation. However, Messrs. Fuller and Schmidt did not participate in any discussions regarding their own compensation and Mr. Schmidt did not participate in discussions regarding Mr. Fuller’s compensation. Mr. Fuller serves as chairman of the board, president and chief executive officer of Heartland. Mr. Schmidt is the executive vice president, chief operating officer and chief financial officer of Heartland. With respect to the members of the committee, Messrs. Falb and Flynn also serve as directors of Dubuque Bank and Trust, Mr. Cox also serves as a director of Galena State Bank and Trust and Mr. Larson also serves as chairman of the board of Arizona Bank & Trust.

            During 2004, none of the directors serving on the compensation/nominating committee of Heartland or Dubuque Bank and Trust served as an executive officer of either organization, and none of these individuals was a former officer or employee of either organization. In addition, during 2004 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our committee was engaged as an executive officer.

Stockholder Return Performance Presentation

    The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following performance graph and related information unless such graph and related information is specifically stated to be incorporated by reference into such document.

            The following graph shows a five-year comparison of cumulative total returns for Heartland Financial USA, Inc., the Nasdaq Stock Market (U.S.) and an index of Nasdaq Bank Stocks. Figures for our common stock represent inter-dealer quotations, without retail markups, markdowns or commissions and do not necessarily represent actual transactions. Heartland became listed on Nasdaq in May, 2003. The graph was prepared at our request by Research Data Group, Inc.

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

ASSUMES $100 INVESTED ON DECEMBER 31, 1999

[Graph depicting values in the table below]

*Total return assumes reinvestment of dividends

Cumulative Total Return Performance
	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
Heartland Financial USA, Inc.	$ 100	$ 79	$ 78	$ 108	$ 178	$ 195
Nasdaq Stock Market (U.S.)	100	60	45	26	38	41
Nasdaq Bank Index	100	118	125	127	163	185

TRANSACTIONS WITH MANAGEMENT

            Directors and officers of Heartland and our subsidiaries, and their associates, were customers of and had transactions with us and one or more of our subsidiaries during 2004. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

ADOPTION OF THE HEARTLAND FINANCIAL USA, INC. 2005 LONG-TERM INCENTIVE PLAN

            A proposal will be presented at the annual stockholders’ meeting to approve the Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan (“2005 Long-Term Incentive Plan”). The board of directors approved the 2005 Long-Term Incentive Plan on February 10, 2005, subject to stockholder approval. A summary of the material provisions of the 2005 Long-Term Incentive Plan is set forth below. A copy of the 2005 Long-Term Incentive Plan is set forth in Exhibit A.

            The 2005 Long-Term Incentive Plan authorizes the issuance of up to 1,000,000 shares of Heartland Financial USA, Inc. common stock to participants pursuant to the various awards permitted under the plan. As of February 10, 2005, there were 698,750 shares remaining under the Heartland Financial USA, Inc. 2003 Stock Option Plan (“2003 Stock Option Plan”). Because no additional awards will be granted under the 2003 Stock Option Plan following stockholder approval of the 2005 Long-Term Incentive Plan, there will be a net increase of 301,250 shares available for issuance to participants. We feel that the additional 301,250 shares will enable us to grant awards to employees and directors at a level that is consistent with our overall compensation philosophy.

            The 2005 Long-Term Incentive Plan was also adopted by the board of directors in order to provide the nominating/compensation committee the authority to grant restricted stock awards to participants, which the 2003 Stock Option Plan did not. Subject to stockholder approval, the nominating/compensation committee has granted to certain executives performance-based restricted stock awards that will vest upon the attainment of pre-established earnings and asset growth targets. The achievement of these targets is consistent with the primary goals of our current five-year plan.

            The 2005 Long-Term Incentive Plan’s effective date is February 10, 2005, subject to approval by stockholders and, if approved, will continue in effect until terminated by the board of directors; provided, however, that no awards may be granted under the 2005 Long-Term Incentive Plan after the ten-year anniversary of its effective date. Any awards that are outstanding after the 2005 Long-Term Incentive Plan terminates shall remain subject to the terms of the 2005 Long-Term Incentive Plan.

Purpose

               The 2005 Long-Term Incentive Plan has been established to:

•	Promote the long-term financial success of Heartland;
•	Attract, retain and reward persons who can contribute to such success; and
•	Further align the participants’ interests with those of our stockholders.

            The 2005 Long-Term Incentive Plan is intended to promote the long-term financial interest of Heartland and its subsidiaries, including the growth in value of its equity and enhancement of long-term stockholder return.

            Heartland has proposed the 2005 Long-Term Incentive Plan at this time because it believes in the merits of linking executives’ overall compensation opportunities to the enhancement of long-term stockholder return. Heartland has historically used equity-based compensation in the form of options as key elements of its executives’ compensation packages. Because we believe it is important for the employees and directors of Heartland and its subsidiaries to have an equity interest in Heartland, the board of directors has approved the 2005 Long-Term Incentive Plan, and is now recommending it to stockholders for approval. Heartland has previously established a set of guidelines aimed at increasing officer stock ownership. Adoption of the 2005 Long-Term Incentive Plan will help achieve this goal and is necessary in order for Heartland to continue making equity awards to employees and directors at competitive levels.

General

            The 2005 Long-Term Incentive Plan provides that it will be administered by a committee (the “Committee”) comprised of two (2) or more members of the board of directors who are both non-employee directors and outside directors, as these terms are used in Rule 16b-3 of the Exchange Act and Section 162(m) of the Code, respectively. The Committee selects from the eligible Participants, the types of awards to be granted and the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards. Eligible Participants are employees of Heartland or any of its subsidiaries, or consultants, directors or other persons providing services to Heartland or any of its subsidiaries. The Committee may delegate all or any portion of its responsibilities or powers under the 2005 Long-Term Incentive Plan to persons selected by it. If the Committee does not exist, or for any other reason determined by the board of directors, and to the extent not prohibited by applicable law or the applicable rules of any stock exchange, the board of directors may take any action under the 2005 Long-Term Incentive Plan that would otherwise be the responsibility of the Committee.

            The 2005 Long-Term Incentive Plan provides for the grant of non-qualified and incentive stock options, stock appreciation rights (“SARs”), stock awards and cash incentive awards.

            The maximum number of shares that may be delivered to Participants, or their beneficiaries, under the 2005 Long-Term Incentive Plan shall equal one million (1,000,000) shares of stock and any shares of stock that are represented by awards granted under the 2003 Stock Option Plan that are forfeited, expire or are canceled after the effective date without delivery of shares of stock or which result in the forfeiture of the shares of stock back to Heartland to the extent that such shares would have been added back to the reserve under the terms of the applicable 2003 Stock Option Plan. The maximum number of shares of stock that may be delivered to Participants and their beneficiaries under the 2005 Long-Term Incentive Plan as stock awards (as defined in the Plan) may not exceed thirty percent (30%) of the foregoing number of shares of stock. Any shares covered by an award that are not delivered on an unrestricted basis (for example, because the award is forfeited or canceled) shall not be deemed to have been delivered for this purpose.

               The following additional limits apply to awards under the 2005 Long-Term Incentive Plan:

•	no more than one million (1,000,000) shares of stock for incentive stock options may be delivered to participants and their beneficiaries under the 2005 Long-Term Incentive Plan;
•	the maximum number of shares of stock that may be covered by options or SARs granted to any one participant in any one calendar year is one hundred thousand (100,000) shares;
•

the maximum number of shares of stock that may be covered by stock awards that are intended to be “performance-based compensation” (as described below) which are granted to any one participant during any calendar year is one hundred thousand (100,000) shares of stock;

•

the maximum amount of cash incentive awards intended to be “performance-based compensation” payable to any one participant with respect to any calendar year shall equal one million dollars ($1,000,000); and

•

the maximum number of shares of stock that may be covered by an option or SAR to a non-employee director during any calendar year is ten thousand (10,000) shares of stock and the maximum stock awards that may be granted to non-employee directors in any calendar year is five thousand (5,000) shares of stock.

               The shares of stock with respect to which awards may be made under the 2005 Long-Term Incentive Plan shall be:

•	shares currently authorized but unissued; or
•	shares currently held or acquired by Heartland as treasury shares, including shares purchased in the open market or in private transactions.

            The Committee may use shares of stock available under the 2005 Long-Term Incentive Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Heartland or a subsidiary, including the plans and arrangements of Heartland or a subsidiary or of any entity which may be assumed in business combinations.

            In the event of a corporate transaction involving the stock of Heartland (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted to reflect such event; provided that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate. Action by the Committee may include:

•		adjustment of the number and kind of shares which may be delivered under the 2005 Long-Term Incentive Plan;
•		adjustment of the number and kind of shares subject to outstanding awards;
•		adjustment of the exercise price of outstanding options and SARs; and
•		any other adjustments that the Committee determines to be equitable, which may include, without limitation:
	•	replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and
•

cancellation of the award in return for cash payment of the current value of the award, determined as though the award is fully vested at the time of payment, provided that in the case of an option, the amount of such payment may be the excess of value of the stock subject to the option at the time of the transaction over the exercise price.

            Except as otherwise provided by the Committee, awards under the 2005 Long-Term Incentive Plan are not transferable except as designated by the participant by will or by laws of descent and distribution.

Eligibility

            All employees and directors of, and service providers to, Heartland or its subsidiaries are eligible to become participants in the 2005 Long-Term Incentive Plan, except that non-employees may not be granted incentive stock options. As of February 10, 2005, Heartland and its subsidiaries had approximately 950 employees. The Committee will determine the specific employees who, in the future, will be granted awards under the 2005 Long-Term Incentive Plan and the type and amount of any such awards. On February 10, 2005, listed executive officers were granted performance-based restricted stock awards under the 2005 Long-Term Incentive Plan. Such awards shall be cancelled in the event that the stockholders do not approve this plan.

Options

            The Committee may grant an incentive stock option or non-qualified stock option to purchase stock at an exercise price determined under the option. Except as described below, the exercise price for an option shall not be less than the fair market value of the stock at the time the option is granted or, if greater, the par value of a share of stock. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to Heartland as consideration for the grant of a replacement option with a lower exercise price, except as approved by our stockholders or as adjusted for corporate transactions described above.

            The option shall be exercisable in accordance with the terms established by the Committee. The full purchase price of each share of stock purchased upon the exercise of any option shall be paid at the time of exercise of an option. Except as otherwise determined by the Committee, the purchase price of an option shall be payable in cash, by promissory note (as permitted by law), in shares of stock (valued at fair market value as of the day of exercise), by authorizing a third party to sell shares of stock and remit a sufficient portion of the proceeds to Heartland, or a combination thereof. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of an option as the Committee determines to be desirable.

Stock Appreciation Rights

            An SAR entitles the participant to receive stock equal in value to the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Committee. Except as described below, the exercise price for an SAR shall not be less than the fair market value of the stock at the time the SAR is granted. The SAR shall be exercisable in accordance with the terms established by the Committee. The Committee, in its discretion, may impose such conditions, restrictions, and contingencies on stock acquired pursuant to the exercise of a SAR as the Committee determines to be desirable.

Stock Awards

            The following types of “stock awards” may be granted, as determined by the Committee:

•	the Committee may grant shares of stock that may be in return for previously performed services, or in return for the Participant surrendering other compensation that may be due;
•	the Committee may grant shares of stock that are contingent on the achievement of performance or other objectives during a specified period; and
•

the Committee may grant shares of stock subject to a risk of forfeiture or other restrictions that lapse upon the achievement of one or more goals relating to completion of service by the Participant, or the achievement of performance or other objectives.

    Stock awards may be granted in the form of bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units. Any such stock awards shall be subject to such conditions, restrictions and contingencies as the Committee determines.

Cash Incentive Awards

            A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool that is contingent on the achievement of performance objectives established by the Committee. The Committee may grant cash incentive awards (including the right to receive payment of cash or stock having the value equivalent to the cash otherwise payable) that may be contingent on achievement of a participant’s performance objectives over a specified period established by the Committee. The grant of cash incentive awards may also be subject to such other conditions, restrictions and contingencies, as determined by the Committee.

$1 Million Limit

            A U.S. income tax deduction for Heartland will generally be unavailable for annual compensation in excess of One Million Dollars ($1,000,000) paid to any of the five most highly compensated officers of a public corporation. However, amounts that constitute “performance-based compensation” are not counted toward the $1 million limit. It is expected that, generally, options and SARs granted under the 2005 Long-Term Incentive Plan will satisfy the requirements for “performance-based compensation.” The Committee may designate whether any stock awards or cash incentive awards being granted to any participant are intended to be “performance-based compensation” as that term is used in section 162(m) of the Code. Any such stock awards designated as intended to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by Code section 162(m).

            “Performance-based compensation” stock awards shall be based on any one or more of the following company, subsidiary, operating unit or division performance measures as selected by the Committee: earnings; financial return ratios; operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of Heartland as a whole or of any one or more subsidiaries or business units of Heartland or a subsidiary and may be measured relative to a peer group, and index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. Additionally, in establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items.

Change In Control

            Upon the occurrence of a change in control of the company all outstanding options and SARs held by a participant who is employed by, or providing services to, Heartland or its subsidiaries at the time of such change in control, shall become fully exercisable and all stock awards or cash incentive awards shall be fully earned and vested (subject to limitations on performance-based awards). For the purposes of the 2005 Long-Term Incentive Plan, a “change in control” is generally deemed to occur when (i) any person becomes the beneficial owner of fifty-one percent (51%) or more of the voting stock of Heartland Financial USA, Inc., (ii) the majority of the board of directors consists of individuals other than incumbent directors, which term means the members of the board of directors on the effective date of the 2005 Long-Term Incentive Plan; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the incumbent directors shall be considered to be an incumbent; (iii) the complete liquidation or dissolution or an agreement for the disposition of all or substantially all of the assets of Heartland Financial USA, Inc.; or (iv) Heartland Financial USA, Inc. combines or merges with another company and immediately after the combination, the stockholders of Heartland Financial USA, Inc. immediately prior to the combination hold, directly or indirectly, less that fifty-one percent (51%) of the voting stock of the combined company.

Amendment And Termination

            The board of directors may at any time amend or terminate the 2005 Long-Term Incentive Plan or any award granted under the 2005 Long-Term Incentive Plan, provided that no amendment or termination may adversely affect the rights of any Participant without the Participant’s written consent. The board of directors may not amend the provision of the 2005 Long-Term Incentive Plan related to repricing, materially increase the original number of securities which may be issued under the 2005 Long-Term Incentive Plan (other than as provided in the 2005 Long-Term Incentive Plan), materially increase the benefits accruing to participant, or materially modify the requirements for participation in the 2005 Long-Term Incentive Plan without approval of stockholders.

United States Income Tax Considerations

            The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the 2005 Long-Term Incentive Plan.

            Non-Qualified Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and Heartland will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

            Incentive stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Heartland or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

            The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

            If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

            If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and Heartland will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

            Stock Appreciation Rights. The grant of an SAR will not result in taxable income to the participant. Upon exercise of an SAR, the fair market value of shares received will be taxable to the participant as ordinary income and Heartland will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

            Stock Awards.  A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Heartland will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Heartland will be entitled to a corresponding deduction.

            Withholding Of Taxes.  Heartland may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to Heartland to satisfy tax withholding requirements. The shares withheld from awards may only be used to satisfy Heartland’s minimum statutory withholding obligation.

            Change In Control.  Any acceleration of the vesting or payment of awards under the 2005 Long-Term Incentive Plan in the event of a change in control in Heartland may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by Heartland

            Tax Advice.  The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2005 Long-Term Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2005 Long-Term Incentive Plan. Heartland suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

New 2005 Long-Term Incentive Plan Benefits

            The number and types of awards to be made pursuant to the 2005 Long-Term Incentive Plan is subject to the discretion of the committee and not determinable at this time; however, the following table summarizes the awards granted under the 2005 Long-Term Incentive Plan on February 10, 2005, contingent upon the plan being approved by stockholders.

Name and Position	Performance-Based Restricted Stock Awards Under the 2005 Long-Term Incentive Plan
Lynn B. Fuller, President and Chief Executive Officer	40,000
John K. Schmidt, Executive Vice President, Chief Operating Officer and Chief Financial Officer	16,000
Kenneth J. Erickson, Executive Vice President	8,000
Douglas J. Horstmann, Senior Vice President	7,500
Edward H. Everts, Senior Vice President	7,500
Executive Group (7 persons including the five listed above)	89,000
Non-Employee Director Group	-
Non-Executive Officer/Employee Group	47,500

The board of directors recommends that you vote your shares FOR adoption of the Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan.

ADOPTION OF HEARTLAND FINANCIAL USA, INC. 2006 EMPLOYEE STOCK
PURCHASE PLAN

            A proposal will be presented at the annual stockholders’ meeting to approve the Heartland Financial USA, Inc. 2006 Employee Stock Purchase Plan (the “2006 Employee Stock Purchase Plan). The board of directors approved the 2006 Employee Stock Purchase Plan on February 10, 2005, subject to stockholder approval. A summary of the material provisions of the 2006 Employee Stock Purchase Plan is set forth below. A copy of the 2006 Employee Stock Purchase Plan is set forth in Exhibit B.

            The 2006 Employee Stock Purchase Plan will become effective on January 1, 2006, (the “Effective Date”) upon the approval by the stockholders and, if approved, will continue in effect until terminated (as discussed in more detail below). Heartland established the 2006 Employee Stock Purchase Plan to secure for Heartland, its related companies and its stockholders the benefits of the incentive inherent in the ownership of common stock by employees. Such benefits are currently satisfied by the Heartland Financial USA, Inc. 1996 Employee Stock Purchase Plan (the “1996 Employee Stock Purchase Plan”) which expires January 1, 2006. The 2006 Employee Stock Purchase Plan will replace the 1996 Employee Stock Purchase Plan, as it expires. Adoption of the 2006 Employee Stock Purchase Plan insures employees will be able to continue to participate in a stock purchase plan.

            The 2006 Employee Stock Purchase Plan provides employees the right to withhold a percentage of their compensation to be used to purchase shares of Heartland Financial USA, Inc.’s common stock. Those employees eligible to participate in the 2006 Employee Stock Purchase Plan are hereinafter referred to as “Participants.”

General

            The 2006 Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. The 2006 Employee Stock Purchase Plan provides that it will be administered by a committee (the “Committee”) comprised of two (2) or more members of the Board who are both non-employee, disinterested directors, as these terms are used in Rule 16b-3 of the Exchange Act. The Committee has the authority to (i) establish or change the duration of any offering period; (ii) limit or increase the frequency and/or number of changes in the amounts withheld during an offering period; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each Participant properly correspond with amounts withheld from the Participant’s compensation; (iv) delegate all or any portion of its responsibilities or powers under the 2006 Employee Stock Purchase Plan to persons selected by it; (v) establish new terms with respect to the shares under the 2006 Employee Stock Purchase Plan; and (vi) establish other limitations or procedures as it determines that are consistent with the administration of the 2006 Employee Stock Purchase Plan.

            The maximum number of shares subject to the 2006 Employee Stock Purchase Plan include (i) five hundred thousand (500,000) shares that are reserved for the issuance and purchase under the 2006 Employee Stock Purchase Plan and (ii) the shares currently authorized but unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by Heartland as treasury shares, including shares purchased in the open market or in private transactions.

            Employees may elect to participate in the 2006 Employee Stock Purchase Plan each year (the “Offering Period”) by submitting an enrollment form to Heartland by a specified date. This form will specify the percentage of compensation the Participant desires to have withheld to be used to purchase Heartland Financial USA, Inc. common stock. Each Participant’s payroll deduction will be credited to a payroll deduction account. These amounts are assets of Heartland Financial USA, Inc. and may be used by Heartland Financial USA, Inc. for any corporate purpose. No interest shall accrue or be paid on amounts credited to a payroll deduction account. On the last day of the Offering Period, each Participant shall be deemed to have exercised rights under the 2006 Employee Stock Purchase Plan to purchase shares of Heartland Financial USA, Inc.’s common stock. The number of shares each Participant is deemed to have purchased is determined by dividing the current balance of the Participant’s payroll deduction account by the purchase price as determined by the method establish by the Committee prior to the being of the Offering Period. The Committee may establish the purchase price using any of the following standards:

•	the Fair Market Value on the Grant Date;
•	the Fair Market Value on the Investment Date;
•	the lower of the Fair Market Value on the Grant Date or the Investment Date; or
•	a pre-established percentage of any of the foregoing dates (but in no event less than eighty-five percent (85%) of the Fair Market Value on such date).

            Unless modified by the Committee, the purchase price shall be one hundred percent (100%) of the Fair Market Value on the Grant Date.

            The following additional limits apply to the shares purchased under the 2006 Employee Stock Purchase Plan:

•

for shares that are listed on any recognized national securities exchange, the Board may require either (i) that the a registration statement under the Securities Act of 1933, with respect to such shares, to be effective; or (ii) that the Participant represents at the time of purchase that the Participant’s intention to purchase the shares is for investment only and not for resale or distribution;

•	such shares are not transferable by a Participant for twelve (12) months from the date of purchase; and
•	fractional shares will not be distributed if the Participant requests the shares be certificated and distributed.

            Unless otherwise provided by the Committee, in the event of a change to the capitalization or the stock of Heartland Financial USA, Inc., the number and kind of securities underling each Participant’s right to purchase shares under the 2006 Employee Stock Purchase Plan will automatically be adjusted to reflect such event. Such adjustment will not change the total price for the Participant’s option to purchase the shares, but will include an adjustment in the price of the shares, to the extent consistent with Section 424 of the Code.

Eligibility

            Each employee is eligible to participate in the 2006 Employee Stock Purchase Plan beginning on January 1 of each year, unless modified by the Committee, (the “Plan Year”) following the date on which the employee has been employed. The Committee may change the eligibility criteria for any Plan Year, in advance of such Plan Year, provided that such criterion is permissible under Code Section 423.

Amendment and Termination

            The Board may at any time amend the 2006 Employee Stock Purchase Plan, provided that no amendment may retroactively impair or otherwise adversely affect any Participant’s rights to accrued benefits under the 2006 Employee Stock Purchase Plan.

            The Board may also terminate the 2006 Employee Stock Purchase Plan at any time. If not terminated by the Board, the Employee Stock Purchase Plan will terminate on the earlier of: (i) the date on which there are no additional shares reserved under the Employee Stock Purchase Plan for issuance to Participants; or (ii) December 31, 2015. Upon termination, Heartland will refund each Participant any payroll deductions credited to their payroll deduction account.

Federal Income Tax Consequences

            The following is a summary of the U. S. federal income tax consequences that generally will arise with respect to purchases made under the 2006 Employee Stock Purchase Plan and with respect to the sale of common stock acquired under the 2006 Employee Stock Purchase Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

            In general, a participant will not recognize taxable income upon enrolling in the 2006 Employee Stock Purchase Plan or upon purchasing shares of Heartland Financial USA, Inc. common stock at the end of an offering period. If the participant disposes of shares purchased pursuant to the 2006 Employee Stock Purchase Plan more than two (2) years from the entry date (as defined in the 2006 Employee Stock Purchase Plan) and more than one (1) year from the date on which the shares were purchased, then the participant will recognize taxable income in an amount equal to the lesser of (i) excess of the fair market value of the stock on the date of sale over the price at which the participant purchased the common stock, or (ii) the excess of the fair market value of the stock at the time the option was granted over the purchase price.

            Any gain on the disposition in excess of the amount treated as ordinary income will be capital gain. Heartland is not entitled to take a deduction for the amount of the discount in circumstances indicated above.

            If the participant disposes of shares purchased pursuant to the 2006 Employee Stock Purchase Plan within two years after the Entry Date or within one year after the purchase date, the employee will recognize ordinary income on the excess, if any, of the fair market value of the stock on the purchase date over the purchase price. Any difference between the sale price of the shares and the fair market value on the purchase date will be capital gain or loss. Heartland is entitled to a deduction from income equal to the amount the employee is required to report as ordinary compensation income.

            The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2005 Long-Term Incentive Plan. A Participant may also be subject to state and local taxes in connection with the grant of awards under the 2005 Long-Term Incentive Plan. Heartland suggests that Participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

The board of directors recommends that you vote your shares FOR adoption of the Heartland Financial USA, Inc. 2006 Employee Stock Purchase Plan.

EQUITY COMPENSATION PLAN INFORMATION

            The table below sets forth the following information as of December 31, 2004 for (i) all compensation plans previously approved by Heartland's shareholders and (ii) all compensation plans not previously approved by Heartland's shareholders:

      (a)  the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

      (b)  the weighted-average exercise price of such outstanding options, warrants and rights;

      (c)  other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities available for future issuance
Equity compensation plans approved by security holders	808,375	$ 11.12	1,516,875 (1)
Equity compensation plans not approved by security holders	-	-	-
Total	808,375	$ 11.12	1,516,875 (1)

(1) Includes 804,250 shares available for use under the 2003 Stock Option Plan and 712,625 shares available for use under the 1996 Employee Stock Purchase Plan.

AUDIT/CORPORATE GOVERANCE COMMITTEE REPORT

            The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by Heartland shall not be deemed to include the following report unless such report is specifically stated to be incorporated by reference into such document.

            The audit/corporate governance committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K.

            The audit/corporate governance committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2004, with our management and KPMG LLP, our independent auditors. The committee has also discussed with KPMG LLP the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from KPMG LLP required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and KPMG LLP, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Respectfully,
Mark C. Falb, John W. Cox, Jr., Thomas L. Flynn, Ronald A. Larson

RELATIONSHIP WITH INDEPENDENT AUDITORS

    At the recommendation of the audit/corporate governance committee, we have appointed KPMG, LLP to be our independent auditors for the fiscal year ending December 31, 2005, and our board of directors recommends that the stockholders ratify the appointment.  KPMG LLP has been our auditor since June 1994.  A representative of KPMG LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.  If the appointment of independent auditors is not ratified, the audit/corporate governance committee of the board of directors will consider the matter of the appointment.  The board of directors recommends that you vote your shares FOR ratification of this appointment.

Accountant Fees

            Audit Fees.  The aggregate amount of fees billed by KPMG LLP for its audit of our annual financial statements for fiscal years 2004 and 2003 and for its required reviews of our unaudited interim financial statements included in our quarterly reports filed during fiscal 2004 and 2003 were $440,000 and $111,250, respectively. A significant portion of these fees were attributable to the requirements under Sarbanes Oxley Section 404 which required an examination of our assessment of the effectiveness of internal control over financial reporting under the criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Additionally, these fees were attributable to the implementation of new accounting pronouncements, examination of our internal control structure as required under the FDICIA of 1991 and audit procedures required as a result of our bank subsidiaries’ participation in programs offered by the Federal Home Loan Bank and FHLMC.

            Audit Related Fees.  The aggregate amounts of audit related fees billed by KPMG LLP for fiscal years 2004 and 2003 were $31,600 and $8,600, respectively. The majority of these services were related to filings with the Securities and Exchange Commission. Additionally, services related to the audits of our employee benefit and retirement plans and our employee stock purchase plan were included in these fees.

            Tax Fees.  KPMG LLP did not provide any tax related services to us for the fiscal years 2004 and 2003.

                        All Other Fees.  We did not incur any fees from KPMG LLP for fiscal years 2004 and 2003 other than the fees reported above.

            The audit/corporate governance committee, after consideration of these matters, does not believe that the rendering of these services by KPMG LLP to be incompatible with maintaining their independence as our principal accountants.
Audit/Corporate Governance Committee Pre-Approval Policy

            Among other things, the audit/corporate governance committee is responsible for appointing, setting compensation for and overseeing the work of the independent accountant. The audit/corporate governance committee has not adopted any formal policy concerning pre‑approval of the audit and permissible non‑audit services to be provided by KPMG LLP. These services include audit and audit‑related services, tax services and other services. Instead, on a case by case basis, any audit or permissible non‑audit service proposed to be performed is considered by and, if deemed appropriate, approved by the audit/corporate governance committee in advance of the performance of such service. All of the fees earned by KPMG LLP described above were attributable to services pre‑approved by the audit/corporate governance committee.

FAILURE TO INDICATE CHOICE

       If any stockholder fails to indicate a choice in items (1), (2), (3) or (4) on the proxy card, the shares of such stockholder shall be voted FOR in each instance.

By order of the Board of Directors
/s/ Lynn B. Fuller
Lynn B. Fuller
Chairman of the Board

Dubuque, Iowa

April 6, 2005

ALL STOCKHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

EXHIBIT A
HEARTLAND FINANCIAL USA, INC.
2005 LONG-TERM INCENTIVE PLAN

Article I
GENERAL

   Section 1.1      Purpose, Effective Date and Term.  The purpose of this Heartland Financial USA, Inc. 2005 Long-Term Incentive Plan (the “Plan”) is to promote the long-term financial success of Heartland Financial USA, Inc., a Delaware corporation (the “Company”) and its subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company’s stockholders. The “Effective Date” of the Plan is February 10, 2005, subject to approval of the Plan by the Company’s stockholders. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the most recent approval of the Plan by the Company’s stockholders.

    Section 1.2      Administration.  The authority to control and manage the operation of the Plan shall be vested in a committee of the Company’s Board of Directors (the “Committee”) in accordance with Section 5.1.

    Section 1.3      Participation.  Each employee or director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a “Participant” in the Plan. Awards under the Plan shall be limited to employees and directors of, and service providers to, the Company; provided, however, that an award (other than an award of an ISO) may be granted to an individual prior to the date on which he or she first performs services as an employee or a director, provided that such award does not become vested prior to the date such individual commences such services.

    Section 1.4      Definitions.  Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8.

 Article 2
AWARDS

    Section 2.1      General.  Any award under the Plan may be granted singularly, in combination with another award (or  awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award. Subject to Section 2.3, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

        (a)        Stock Options.  A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any option may be either an incentive stock option (an “ISO”) that is intended to satisfy the requirements applicable to an “incentive stock option” described in Code Section 422(b) or a non-qualified option that is not intended to be an ISO, provided, that no ISOs may be: (i) granted after the ten‑year anniversary of the earlier of the date of adoption or stockholder approval of the Plan; or (ii) granted to a non‑employee. Unless otherwise specifically provided by its terms, any option granted under the Plan shall be a non-qualified option.

        (b)       Stock Appreciation Rights.  A stock appreciation right (a “SAR”) is a right to receive, in cash or Stock, an amount equal to or based upon the excess of: (a) the Fair Market Value of a share of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

        (c)        Stock Awards.  A stock award is a grant of shares of Stock or a right to receive shares of Stock (or their cash equivalent or a combination of both) in the future. Such awards may include, but shall not be limited to, bonus shares, stock units, performance shares, performance units, restricted stock or restricted stock units.

        (d)       Cash Incentive Awards.  A cash incentive award is the grant of a right to receive a payment of cash, determined on an individual basis or as an allocation of an incentive pool (or Stock having a value equivalent to the cash otherwise payable) that is contingent on the achievement of performance objectives established by the Committee.

    Section 2.2      Exercise of Options and SARs.  An option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall an option or SAR expire later than ten years after the date of its grant (five years in the case of a 10% Stockholder with respect to an ISO). The “Exercise Price” of each option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant in the case of a 10% Stockholder. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by promissory note; (b) by tendering, either actually or by attestation, shares of Stock acceptable to the Committee, and valued at Fair Market Value as of the day of exercise; (c) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; or (d) by any combination thereof.

    Section 2.3      Repricing is Subject to Stockholder Approval.  Except for adjustments pursuant to Section 3.4 (relating to the adjustment of shares), and reductions of the Exercise Price approved by the Company’s stockholders, the Exercise Price for any outstanding option may not be decreased after the date of grant nor may an outstanding option granted under the Plan be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price.

    Section 2.4      Performance-Based Compensation. Any award under the Plan which is intended to be “performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m) as may be determined by the Committee.
                        (a)        Performance Measures.  Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non‑performing assets, loans, deposits, growth of loans, deposits or assets; interest sensitivity gap levels, regulatory compliance, improvement of financial rating, achievement of balance sheet or income statement objectives, and strategic business objectives, consisting of one or more objectives based on meeting specific cost targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan.

                        (b)       Partial Achievement.  The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement.

                        (c)        Extraordinary Items.  In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management Discussion and Analysis section of the Company’s annual report: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

    Section 2.5      Dividends and Dividend Equivalents.  Any award under the Plan, including any option or SAR, may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the award, which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock.

    Section 2.6      Deferral of Payment.  Subject to Section 2.7 (Code Section 409A), to the extent permitted by the Committee or the terms of any award under the Plan, a Participant may defer receipt of the cash or Stock otherwise payable under the award and be credited with interest or dividend equivalents with respect thereto; provided, however, that any award otherwise payable in stock shall continue to be payable only in stock.

    Section 2.7      Code Section 409A.  Any stock option, SAR, stock award or cash incentive award, and any deferrals of such awards under Section 2.6, which constitutes “deferred compensation” under Code Section 409A (“409A Award”), and any rules and regulations promulgated thereunder, shall be subject to the following:

                        (a)        All 409A Award documents and agreements, or rules and regulations created by the Committee pertaining to 409A Awards, shall provide for the required procedures under Code Section 409A, including the timing of deferral elections and the timing and method of payment distributions.

                        (b)       With respect to all 409A Awards, the Committee and its delegates shall operate the Plan at all times in conformity with the known rules, regulations and guidance promulgated under Code Section 409A, and the Committee shall reserve the right (including the right to delegate such right) to unilaterally amend any 409A Award granted under the Plan, without the consent of the Participant, to maintain compliance with Code Section 409A. A Participant’s acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee.

                                Article 3
                        SHARES SUBJECT TO PLAN

    Section 3.1      Available Shares.  The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

    Section 3.2      Share Limitations.

                        (a)        Share Reserve.  Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Million (1,000,000) shares of Stock (all of which may be granted as ISOs) and any shares of Stock that are represented by awards under the Heartland Financial USA, Inc. 2003 Stock Option Plan (the “Prior Plan”) that are forfeited, expire or are cancelled after the Effective Date with delivery of shares of Stock or which result in the forfeiture of shares of Stock back to the Company to the extent that such shares would have been added back to the reserve under the terms of the Prior Plan. The maximum number of shares of Stock that may be issued in conjunction with awards other than options and SARs shall be 30% of that number of shares in the immediately preceding sentence. As of the date of stockholder approval of the Plan, no additional awards shall be granted under the Prior Plan.

                        (b)       Reuse of Shares.  To the extent any shares of Stock covered by an award, under the Plan or the Prior Plan, are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

    Section 3.3      Limitations on Grants to Individuals.

        (a)        Options and SARs.  The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year shall be One Hundred Thousand (100,000).

        (b)       Stock Awards.  The maximum number of shares of Stock that may be subject to stock awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), shall be One Hundred Thousand (100,000).

        (c)        Cash Incentive Awards.  The maximum dollar amount that may be payable to a Participant pursuant to cash incentive awards described under Section 2.1(d) which are granted to any one Participant during any calendar year and are intended to be “performance-based compensation” (as that term is used for purposes of Code Section 162(m)), shall be One Million Dollars ($1,000,000).

        (d)       Director Fees.  The maximum number of shares of stock that may be covered by awards granted to any one individual non‑employee director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be Ten Thousand (10,000) shares during any calendar year and the maximum number of shares that may be covered by awards granted to any one individual non-employee director pursuant to Section 2.1(c) (Stock Awards) shall be Five Thousand (5,000) shares during any calendar year. The foregoing limitations shall not apply to cash-based director fees that the non‑employee Director elects to receive in the form of Stock or Stock units equal in value to the cash‑based director fee, so long as such Stock or Stock units are purchased from the open market or paid from treasury shares held by the Company.

        (e)        Dividend, Dividend Equivalents and Earnings.  For purposes of determining whether an award is intended to be qualified as performance‑based compensation under the foregoing limitations of this Section 3.3, (i) the right to receive dividends and dividend equivalents with respect to any award which is not yet vested shall be treated as a separate award; and (ii) if the delivery of any shares or cash under an award is deferred, any earnings, including dividends and dividend equivalents, shall be disregarded.

    Section 3.4      Corporate Transactions.  In the event of a corporate transaction involving the Company or the shares of Stock of the Company (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), all outstanding awards under the Plan, the number of shares reserved for issuance under the Plan under Section 3.2 and each of the specified share limitations set forth in Section 3.3 shall automatically be adjusted to reflect such transaction; provided, however, the Committee may otherwise adjust awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the awards and the Plan. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding awards; (iii) adjustment of the Exercise Price of outstanding options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include, (A) replacement of awards with other awards which the Committee determines have comparable value and which are based on stock of a company resulting from the transaction, and (B) cancellation of the award in return for cash payment of the current value of the award, determined as though the award were fully vested at the time of payment, provided that in the case of an option or SAR, the amount of such payment shall be no less than the excess of the value of the Stock subject to the option or SAR at the time of the transaction over the Exercise Price).

    Section 3.5      Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

        (a)        Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

        (b)       Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be affected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

                                    Article 4
                                CHANGE IN CONTROL

    Section 4.1      Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or the in terms of any Award Agreement:

                        (a)        If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more outstanding options or SARs, all such options and SARs then held by the Participant shall become fully exercisable immediately prior to the Change in Control (subject to the expiration provisions otherwise applicable to the option or SAR).
                        (b)       If a Participant who is an employee or a Director of, or a service provider to, the Company or a Subsidiary at the time of a Change in Control then holds one or more stock awards described in Section 2.1(c) or cash incentive awards described in Section 2.1(d), such awards shall be fully earned and vested.
                        (c)        Notwithstanding the forgoing, if the vesting of an outstanding award is conditioned upon the achievement of performance measures, then the award shall be subject to the following:
                                    (i)         If, at the time of the Change in Control, the established performance measures are less than fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change in Control), then such award shall become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being fifty percent (50%).
                                    (ii)         If at the time of the Change in Control, the established performance measures are at least fifty percent (50%) attained (as determined in the sole discretion of the Committee, based upon a pro rata determination through the date of the Change in Control), then such award shall become fully vested and exercisable.

            Section 4.2      Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, the term “Change in Control” shall be deemed to have occurred on the earliest of the following dates:

                        (a)        the consummation of the acquisition by any person (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty-one percent (51%) or more of the combined voting power of the then outstanding Voting Securities of the Company; or

                        (b)       the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election or nomination for election by the stockholders of any new director was approved by a vote of a majority of the Board, in which case such new director shall for purposes of this Plan be considered as a member of the Board; or

                        (c)        the consummation by the Company of: (i) a merger or consolidation if the Company’s stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty-one percent (51%) of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation; or (ii) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of the Company.

            Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty-one percent (51%) or more of the combined voting power of the then outstanding securities of the Company are acquired by: (x) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity; or (y) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

                                  Article 5
                                COMMITTEE

            Section 5.1      Administration.  The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Section 5. The Committee shall be selected by the Board and may be comprised of two (2) or more members of the Board, each of whom are both a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “outside director” (within the meaning of Code Section 162(m)). Subject to applicable stock exchange rules, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. Notwithstanding the foregoing, with respect to any action, determination, interpretation or modification with respect to a specific award granted to a non‑employee Director, other than ministerial actions, the Committee shall be comprised of the Board.

            Section 5.2      Powers of Committee.  The Committee’s administration of the Plan shall be subject to the following:
                        (a)        Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company’s employees, directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, and (subject to the restrictions imposed by Article 6) to cancel or suspend awards.
                        (b)       The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.
                        (c)        Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.
                        (d)       In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and applicable state corporate law.

            Section 5.3      Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not “independent directors” within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then “covered employees,” within the meaning of Code Section 162(m) and are not expected to be “covered employees” at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. Any such allocation or delegation may be revoked by the Committee at any time. To the extent permitted by applicable law and resolution of the Board, the Committee may delegate all or any part of its responsibilities to any officer of the Company.

            Section 5.4      Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                Article 6
                    AMENDMENT AND TERMINATION

            The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.7) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, adjustments pursuant to Section 3.4 shall not be subject to the foregoing limitations of this Article 6; and further provided, that, no amendment may (i) remove the provisions of Section 2.3 (Option Repricing); (ii) materially increase the benefits accruing to Participants under the Plan; (iii) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (iv) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.
                                Article 7
                            GENERAL TERMS

            Section 7.1      No Implied Rights

                        (a)        No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.
                        (b)       No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

            Section 7.2      Transferability.  The Committee may provide at the time it makes an award under the Plan or at any time thereafter that such award may be transferable by the Participant, subject to such limitations as the Committee may impose. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

            Section 7.3      Award Agreement.  Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement shall be provided to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

            Section 7.4      Form and Time of Elections.  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

            Section 7.5      Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

            Section 7.6      Tax Withholding.  All distributions under the Plan are subject to withholding of all applicable taxes and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied: (a) through cash payment by the Participant; (b) through the surrender of shares of Stock which the Participant already owns; or (c) through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan; provided, however, that except as otherwise specifically provided by the Committee, such shares under clause (c) may not be used to satisfy more than the Company’s minimum statutory withholding obligation.

            Section 7.7      Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

            Section 7.8      Successors.  All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

            Section 7.9      Indemnification.  The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

            Section 7.10    No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, Stock or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

            Section 7.11    Governing Law.  The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

            Section 7.12    Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below. Such notices, demands, claims and other communications shall be deemed given:

        (a)       in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;
        (b)       in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or
        (c)       in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received; provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s senior human resource officer and Corporate Secretary.

Article 8

DEFINED TERMS; CONSTRUCTION

            Section 8.1      In addition to the other definitions contained herein, the following definitions shall apply:

        (a)        “10% Stockholder” means an individual who, at the time such option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

        (b)       “Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether any Participant signature is required.

        (c)        “Board” means the Board of Directors of the Company.

        (d)       “Change in Control” has the meaning ascribed to it in Section 4.2.

        (e)        “Code” means the Internal Revenue Code of 1986, as amended. Regulations thereunder, as modified from time to time.

        (f)        “Committee” means the Committee acting under Article 5.

        (g)        “Director” means a member of the Board.

        (h)        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

        (i)         “Exercise Price” means the price established with respect to an option or SAR pursuant to Section 2.2.

      (j)        “Fair Market Value” means, as of any date, the fair market value of a share of Stock as determined in good faith by the Committee.

        (k)       “ISO” has the meaning ascribed to it in Section 2.1(a).

        (l)         “Participant” means any individual who has received an award under the Plan.

        (m)       “SAR” has the meaning ascribed to it in Section 2.1(b).

        (n)        “Stock” means the common stock of the Company, $1.00 par value per share.

      (o)       “Subsidiary” means any corporation, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Section 424(f) of the Code.

       (p)       “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

    Section 8.2      In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

        (a)       actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

        (b)       references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

        (c)       in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

        (d)       references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

        (e)        indications of time of day mean Dubuque, Iowa time;

        (f)         “including” means “including, but not limited to”;

        (g)        all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

        (h)        all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

        (i)         the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

        (j)        any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

        (k)        all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

EXHIBIT B

HEARTLAND FINANCIAL USA, INC.
2006 EMPLOYEE STOCK PURCHASE PLAN

Section 1. Purpose of the Plan

The purpose of the HEARTLAND FINANCIAL USA, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN (the “Plan”) is to secure for HEARTLAND FINANCIAL USA, INC. (the “Company”). and its Related Corporations and its stockholders the benefits of the incentive inherent in the ownership of common stock by Employees. The Plan is intended to comply with the provisions of Code Section 423 and shall be administered, interpreted and construed in accordance with such provisions.

Section 2. Eligibility

Each Employee shall be eligible to participate in the Plan beginning on the Entry Date coincident with or next following the date on which the Employee has been employed. The Committee shall retain the right to change the eligibility criteria for any Plan Year, in advance of such Plan Year, provided such criteria is permissible under Code Section 423.

Section 3. Participation and Payroll Deductions

(a) Enrollment. Each Employee may elect to participate in the Plan for a Plan Year by completing an enrollment form prescribed by the Committee and returning it to the Company on or before the date specified by the Committee, which date shall precede the Employee’s Entry Date. Each Employee shall be advised before the beginning of each Offering Period of the method of determining the purchase price under Section 4.

(b) Amount of Deduction. The enrollment form may specify a payroll deduction amount based on a percentage of Compensation, which shall be withheld from the Participant’s regular paychecks, which may include bonus paychecks, for an Offering Period. The Committee, in its sole discretion, may establish limitations, by number of shares or by dollar amount, on the maximum level of participation for any Offering Period. The Committee in its sole discretion may authorize payment in respect of any Option exercised hereunder by personal check.

(c) Payroll Deduction Accounts. Each Participant’s payroll deduction shall be credited, as soon as practicable following the relevant pay date within an applicable Offering Period, to a Payroll Deduction Account, pending the purchase of Shares in accordance with the provisions of the Plan. All such amounts shall be assets of the Company and may be used by the Company for any corporate purpose. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

(d) Subsequent Offering Periods. Unless otherwise specified prior to the beginning of any Plan Year on an enrollment form prescribed by the Committee, a Participant shall be deemed to have elected to participate in each Offering Period within a Plan Year and for each subsequent Plan Year (and subsequent Offering Periods) for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Offering Period based on the election form on file with the Company for such prior Offering Period.

(e) Change in Participation.

(i) A Participant may cease participation in an Offering Period under the Plan by completing and filing the form prescribed by the Committee with the Company at least fifteen (15) days prior to the end of such Offering Period. Such cessation will become effective as soon as practicable following receipt of such form by the Company, whereupon no further payroll deductions will be made and the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account as soon as practicable thereafter. To the extent then eligible, any Participant who ceased to participate may elect to participate again prior to any subsequent Entry Date.

(ii) Unless otherwise provided by the Committee, at any time during an Offering Period (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Compensation subject to payroll deduction within the limits provided in Section 3(b) above and Section 4(b) below, by filing the form prescribed by the Committee with the Company. Such increase or decrease shall become effective with the first pay period following receipt of such form to which it may be practicably applied.

(iii) Notwithstanding anything contained herein to the contrary, if the Committee determines under Section 4 to change the Purchase Price, each Participant shall be advised in advance of the effective date of such change and afforded the opportunity to make a change in participation under Section 3(e)(i) or Section 3(e)(ii) before such change in the Purchase Price takes effect.

Section 4. Offerings and Purchase Price

(a) Maximum Number of Shares. The Committee will implement the Plan by making offerings of Shares on each Grant Date until the maximum number of Shares available under the Plan have been issued pursuant to the exercise of Options.

(b) Exercise of Options. Subject to Section 4(d), on each Investment Date, each Participant shall be deemed, subject to Section 4(e), without any further action, to have exercised rights under the Plan to purchase the number of Shares determined by dividing the current balance of the Participant’s Payroll Deduction Account through such date by the Purchase Price (as determined in Section 4(c) below).

(c) In advance of any Offering Period, the Committee shall establish the method for determining the Purchase Price. The Committee may establish the Purchase Price using any of the following standards:

            (i) the Fair Market Value on the Grant Date;

(ii) the Fair Market Value on the Investment Date;

(iii) the lower of the Fair Market Value on the Grant Date or Investment Date; or

(iv) a pre-established percentage of any of the foregoing (but in no event less than eighty-five percent (85%) of the Fair Market Value).

As of the Effective Date, and until otherwise modified by the Committee, consistent with this paragraph (c), the Purchase Price shall be one hundred percent (100%) of the Fair Market Value on the Grant Date.

(d) Oversubscription of Shares. If the total number of Shares for which Options are exercised on any Investment Date exceeds the maximum number of Shares available under the Plan, the Company shall make a proportionate allocation among the Participants of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable.

(e) Limitations on Grant and Exercise of Options.

(i) No Option granted under this Plan shall permit a Participant to purchase Shares under all employee stock purchase plans (as defined under Code Section 423(b)) of the Company at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value of such Shares (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time.

(ii) No Employee who would own immediately after the Option is granted Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company (a “5% Owner”) shall be granted an Option. For purposes of determining whether an Employee is a 5% Owner, the rules of Code Section 424(d) shall apply in determining the Share ownership of an individual and Shares which the Employee may purchase under outstanding Options shall be treated as Shares owned by the Employee.

(iii) To comply with the foregoing limitation, the Company unilaterally may decrease a Participant’s payroll deduction at any time during an Offering Period.

Section 5. Distributions of Shares

(a) Distributions of Shares. As soon as practicable following an Investment Date, Shares deemed purchased pursuant to Section 4(b) shall be distributed to the Participant.

(b) Termination of Employment. If a Participant ceases for any reason during an Offering Period to be an Employee, the balance of the Participant’s Payroll Deduction Account shall be refunded as soon as practicable to the Participant or, in the event of the Participant’s death, to the Participant’s estate. Notwithstanding the foregoing, if the Participant’s termination is due to Retirement occurring in the last three (3) months of an Offering Period, the Participant’s Payroll Deductions shall remain in the Plan (subject to withdrawal rights under Section 3(e)(i) and used to purchase Shares as if still employed on the Investment Date.

Section 6. Rights as a Stockholder

When a Participant purchases Shares pursuant to the Plan, the Participant shall have all of the rights and privileges of a stockholder of the Company with respect to the Shares so purchased or credited, whether or not certificates representing such Shares shall have been issued.

Section 7. Options Not Transferable

Options granted under the Plan are not transferable by a Participant and are exercisable during the Participant’s lifetime only by the Participant.

Section 8. Common Stock

(a) Reserved Shares. Subject to the provisions of Section 9 relating to adjustments upon changes in the Company’s stock, there shall be reserved for the issuance and purchase under the Plan an aggregate of Five Hundred Thousand (500,000) Shares. Shares subject to the Plan shall be Shares currently authorized but unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

(b) Restrictions on Exercise. In its sole discretion, the Board may require as conditions to the exercise of any Option that Shares reserved for issuance upon the exercise of an Option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant’s intention to purchase the Shares for investment only and not for resale or distribution.

(c) Restriction on Sale. Unless otherwise provided by the Committee, Shares purchased under the Plan shall not be transferable by a Participant for a period of twelve (12) months immediately following the Investment Date on which such Shares were purchased.

(d) Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Investment Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

(e) Fractional Shares. Unless otherwise provided by the Committee, fractional Shares will be credited to a Participants’ account if the amount of payroll deductions accumulated during any given Offering Period is not equally divisible by the Purchase Price for that Offering Period. However, fractional Shares will not be distributed to a Participant if the Participant requests that Shares be certified and distributed. Upon a request for distribution of Shares in certificate form from a Participant’s account, the Participant shall receive a certificate for the whole Shares and a check for the fractional Share in an amount equal to the proportionate Fair Market Value of a Share of common stock on the date the distribution is made from the Participant’s account.

Section 9. Adjustment Upon Changes In Capitalization

(a) Subject to any required action by the Company or its stockholders, and subject to the provisions of applicable corporate law, if during an Offering Period the outstanding Shares increase or decrease or change into or are exchanged for a different number or kind of security or are otherwise affected by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of Shares, exchange of Shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Shares occurs without the Company’s receiving consideration therefore (any of which being referred to as a “Capitalization Event”), there shall automatically be made, unless otherwise provided by the Committee, a proportionate and appropriate adjustment in the number and kind of securities underlying Options, so that the proportionate interest of each Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to Options will not change the total price with respect to Option or other securities underlying the Participant’s election, but will include a corresponding proportionate adjustment in the price of the Share, to the extent consistent with Code Section 424.

(b) Upon the occurrence of a Capitalization Event, there shall automatically be made, unless otherwise determined by the Committee, a commensurate change to the maximum number and kind of Shares provided in Section 8.

(c) Except as expressly provided by this Section 9, no issuance by the Company of any of its securities of any kind, including securities convertible into shares of any class of stock, will affect, and no adjustment by reason thereof will be made with respect to, the number of Shares subject to any Options or the price to be paid for stock under the terms of the Plan. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

(d) Upon a sale of all or substantially all of the assets of the Company, or the consolidation or merger of the Company with or into another corporation, subject to the Board’s right under Section 11 to terminate the Plan, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or Related Corporation of the successor or purchasing corporation. If the successor or purchasing corporation refuses to assume or substitute options for the Options under the Plan, the Offering Period then in progress shall be shortened by setting a new Investment Date (the “New Investment Date”). The New Investment Date shall be any date occurring before the effective date of the Company’s proposed sale or merger. The Board shall notify each Participant in writing, at least ten (10) business days prior to the New Investment Date, that the Investment Date for the Participant’s Option has been changed to the New Investment Date and that the Participant’s Option shall be exercised automatically on the New Investment Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 3 hereof.

Section 10. Administration

(a) Appointment. The Plan shall be administered by the Committee provided that the Committee shall be comprised solely of at least two (2) non-employee, disinterested directors appointed by the Board. A disinterested director is any member of the Board who is a “Non-Employee Director” within the meaning of paragraph (b)(3)(i) of Securities and Exchange Commission Rule 16b-3 (“Rule 16b-3”).

(b) Authority. The Committee has full authority and discretion to make, administer and interpret such rules and regulations as it deems necessary to administer the Plan (including rules and regulations deemed necessary to comply with the requirements of Code Section 423). The Committee will have final and binding authority to: (i) establish and/or change the duration of any Offering Period; (ii) limit or increase the frequency and/or number of changes in the amounts withheld during an Offering Period; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation; (iv) delegate its functions to officers or employees of the Company or other persons; (v) establish additional terms and conditions with respect to the purchase of Shares under the Plan; and (vi) establish such other limitations or procedures as it determines in its sole discretion advisable and consistent with the administration of the Plan. The Committee shall take any of the foregoing actions that are necessary to assure the continued availability of the exemption provided in Rule 16b-3. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant’s ability to participate in the Plan or sell any Shares received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

(c) Duties of Committee. The Committee shall establish and maintain records of the Plan and of each Payroll Deduction Account established for any Participant hereunder.

(d) Plan Expenses. The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

(e) Indemnification. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

    Section 11. Amendment and Termination

(a) Amendment. Subject to the provisions of Code Section 423, the Board may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect in any material manner the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.
(b) Adjustments Due to Financial Accounting. If the Board determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

(i) altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price;

(ii) shortening any Offering Period so that the Offering Period ends on any other Investment Date, including an Offering Period underway at the time of the Board action; and

(iii) allocating Shares.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

(c) Termination. The Plan will terminate on the earlier of: (i) the date on which there are no additional Shares reserved under the Plan for issuance to Participants; or (ii) the tenth (10th) anniversary of the Effective Date. In addition, the Plan may be terminated at any time, in the sole discretion of the Board. In the event of Plan termination, the Company shall refund to each Participant the amount of payroll deductions credited to their Payroll Deduction Account as soon as practicable following the effective date of such termination.

Section 12. Effective Date

The Plan was adopted by the Board with an Effective Date of January 1, 2006, subject to approval by the holders of the majority of Shares present and represented at an annual or special meeting of the stockholders held within twelve (12) months of the date the Plan is adopted. The Plan shall not become effective unless so approved.

Section 13. Governmental and Other Regulations

The Plan and the grant and exercise of Options to purchase Shares hereunder, and the Company’s obligations to sell and deliver Shares upon the exercise of Options to purchase Shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

Section 14. No Implied Rights

(a) No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Related Corporation, including any specific funds, assets, or other property which the Company or any Related Corporation, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Related Corporation, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Related Corporation shall be sufficient to pay any benefits to any Participant.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Related Corporation or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 15. Withholding

As a condition to receiving Shares under the Plan, the Company may require the Participant to make a cash payment to the Company of, or the Company may withhold from any Shares distributable under the Plan, an amount necessary to satisfy all federal, state, local or other taxes as may be required to be withheld in respect of such payments pursuant to any law or governmental regulation or ruling.

Section 16. Offsets

To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company and to set off and apply the amounts so withheld to payment of any such amounts owed to the Company, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

Section 17. Notices, Etc.

All elections, designations, requests, notices, instructions and other communications from a Participant to the Committee or the Company required or permitted under the Plan shall be in such form as is prescribed from time to time by the Committee, shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and shall be deemed to have been given and delivered only upon actual receipt thereof at such location.

    Section 18. Effect of Plan

The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including such Participant’s estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

Section 19. Governing Law

The Plan, all awards granted hereunder and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 20. Defined Terms

When used herein, the following terms shall have the following meanings:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, and any amendments thereto.

(c) “Committee” shall mean the committee acting under Section 10.

(d) “Compensation” unless otherwise provided by the Committee, shall mean “compensation” as defined under the Heartland Financial Retirement Plan (the “Retirement Plan”) for purposes of non-discretionary employer contributions.

(e) “Effective Date” shall mean January 1, 2006.

(f) “Employee” shall mean an employee of an Employer.

(g) “Employer” shall mean the Company or any Related Corporation, unless otherwise determined by the Company.

(h) “Entry Date” shall mean the first day of each Plan Year.

(i) “Fair Market Value" shall mean, as of any date, the fair market value of a Share as determined in good faith by the Committee.

(j) “Grant Date” shall mean the first day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

(k) “Investment Date” shall mean the last day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

(l) “Offering Period” shall mean the period of twelve (12) months starting on January 1 of each year and ending on December 31 of each year or any other shorter period(s) within a Plan Year as may be determined by the Committee in its sole discretion from time to time.

(m) “Participant” shall mean an Employee who has met the requirements of Section 2 and has properly elected to participate in the Plan pursuant to Section 3.

(n) “Payroll Deduction Account” shall mean the bookkeeping account established by the Company pursuant to Section 3 for each Participant.

(o) “Option” shall mean the right of a Participant to acquire Shares pursuant to the terms of the Plan.

(p) “Plan Year” shall mean January 1 through December 31 of each year.

(q) “Purchase Price” shall mean the price per Share as determined pursuant to Section 4(c).

(r) “Related Corporation” shall mean a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in Code Section 424(e) or (f).

(s) “Retirement” shall mean the Participant’s termination on or after the date (i) the Participant reaches the age of fifty-five (55) and has ten (10) years of combined service with the Company or Subsidiary (as determined by the Committee), or (ii) the Participant retires pursuant to the provisions of any defined benefit retirement plan sponsored by the Company or its subsidiaries that is then applicable to the Participant, all of the foregoing as approved by the Committee.

(t) “Share” shall mean a share of the Company’s common stock, par value $1.00 per share.

Section 21. Construction

In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Dubuque, Iowa time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as consistently applied in the United States of America.

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARDOF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS OF HEARTLAND FINANCIAL USA, INC. TO BE HELD ON MAY 18, 2005

    The undersigned hereby appoints Lynn B. Fuller and John K. Schmidt, or either one of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of common shares that the undersigned would be entitled to vote if then personally present at the annual meeting of stockholders of Heartland Financial USA, Inc., to be held at the Grand River Center, 500 Bell Street, Dubuque, Iowa, on the 18th day of May, 2005, at 6:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

1. ELECT DIRECTORS:
☐ FOR all nominees listed below (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

Class III (Term Expires 2008): James F. Conlan and Thomas L. Flynn

2. APPROVE ADOPTION OF THE HEARTLAND FINANCIAL USA, INC. 2005 LONG-TERM INCENTIVE PLAN:

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. APPROVE ADOPTION OF THE HEARTLAND FINANCIAL USA, INC. 2006 EMPLOYEE STOCK PURCHASE PLAN:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. APPROVE THE APPOINTMENT OF KPMG LLP as Heartland Financial USA, Inc.’s independent public accountants for the year ending December 31, 2005:

☐ FOR	☐ AGAINST	☐ ABSTAIN

5. In accordance with their discretion, upon all other matters that may properly come before said meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4.

Dated: __________________, 2005
Signature(s) __________________

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ABOVE. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.